SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Amendment No. _______________

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to Section 240.14a-12

PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]		No fee required.

[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

		1)	Title of each class of securities to which transaction applies:

		2)	Aggregate number of securities to which transaction applies:

		3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

		4)	Proposed maximum aggregate value of transaction:

		5)	Total fee paid:

[ ]		Fee paid previously with preliminary materials.

[ ]		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

		1)	Amount Previously Paid:

		2)	Form, Schedule or Registration Statement No.:

		3)	Filing Party:

		4)	Date Filed:

July _______, 2011

Dear Shareholder:

A Special Meeting of Shareholders (the “Meeting”) of the Tax-Exempt Bond Fund and the California Municipal
Fund, each a separate series of Principal Funds, Inc. (“PFI”), will be held at 650 8th Street, Des Moines, Iowa
50392-2080 on September 6, 2011 at 10:30 a.m., Central Time.

At the meeting, shareholders of each of the Tax-Exempt Bond Fund and the California Municipal Fund will be asked to approve a new sub-advisory agreement for the Fund with Principal Global Investors, LLC (“PGI”) and a new management agreement with Principal Management Corporation (“PMC”), contingent upon the approval of the new sub-advisory agreement with PGI.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card for shares of each Fund you owned as of July 1, 2011, the record date for the Meeting. The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors has unanimously voted in favor of the proposals and recommends that you vote
FOR the proposals.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by ________, 2011. As a convenience, we offer three options by which to vote your shares:

By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Proxy Statement, please call our shareholder services department toll free at 1-800-222-
5852.

Sincerely,

Nora M. Everett
President

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Tax-Exempt Bond Fund and California Municipal Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Tax-Exempt Bond Fund and the California Municipal
Fund, each a separate series of Principal Funds, Inc. (“PFI”), will be held at 650 8th Street, Des Moines, Iowa 50392-2080, on September 6,
2011 at 10:30 a.m., Central Time. A Proxy Statement providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposals as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal 1:	Approval of a new sub-advisory agreement with Principal Global Investors, LLC for the Tax-Exempt Bond Fund.
(Only shareholders of the Tax-Exempt Bond Fund will vote on this proposal).

Proposal 2:	Approval of a new management agreement with Principal Management Corporation for the Tax-Exempt Bond Fund.
(Only shareholders of the Tax-Exempt Bond Fund will vote on this proposal. Implementation is contingent upon approval of Propsal1).

Proposal 3:	Approval of a new sub-advisory agreement with Principal Global Investors, LLC for the California Municipal
Fund. (Only shareholders of the California Municipal Fund will vote on this proposal).

Proposal 4:	Approval of a new management agreement with Principal Management Corporation for the California Municipal
Fund. (Only shareholders of the California Municipal Fund will vote on this proposal. Implementation is contingent upon approval of Proposal 3).

The Board of Directors of PFI recommends that shareholders of the Funds vote FOR the applicable proposals.

Approval of each Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement) of the applicable Fund.

Each shareholder of record of a Fund at the close of business on July 1, 2011 is entitled to receive notice of and to vote at the Meeting.

Please read the attached Proxy Statement.

By order of the Board of Directors Nora M. Everett President

_______________, 2011 Des Moines, Iowa

2

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 6, 2011

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal
Funds, Inc. ("PFI") of proxies to be used at a Special Meeting of Shareholders of the Tax-Exempt Bond Fund and the California Municipal
Fund , each a separate series of PFI, to be held at 650 8th Street, Des Moines, Iowa 50392-2080, on September 6, 2011, at 10:30 a.m.,
Central Time (the "Meeting"). At the Meeting, shareholders of each of the Tax-Exempt Bond Fund and the California Municipal Fund will be asked to consider and approve: 1) a new sub-advisory agreement for the Fund with Principal Global Investors, LLC (“PGI”); and 2) a new management agreement with Principal Management Corporation (“PMC”). This Proxy Statement and accompanying materials are first being sent to shareholders on or about July 22, 2011.

PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company
Act of 1940 (“1940 Act”). PFI currently offers 64 separate series or funds, including the Tax-Exempt Bond Fund and the California
Municipal Fund. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is
Principal Management Corporation (“PMC” or the “Manager”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the
distributor for all share classes. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, IA
50392-2080. PGI is an affiliate of PMC and Principal Life.

PFI will furnish, without charge, a copy of its Annual Report for the fiscal year ended October 31, 2010 and Semi-Annual Report for six-
month period ended April 30, 2011 to any shareholder upon request. To obtain a copy of the Annual Report or Semi-Annual Report, please call our shareholder services department toll free at 1-800-247-4123 or write to PFI at the above address.

PROPOSAL 1

APPROVAL OF NEW SUB-ADVISORY AGREEMENT
WITH PGI FOR THE TAX-EXEMPT BOND FUND

At its meeting on June 14, 2011, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI
(the “Independent Directors”), unanimously approved a new sub-advisory agreement between PMC and PGI appointing PGI as a sub-advisor to the Tax-Exempt Bond Fund. If shareholders of the Tax-Exempt Bond Fund approve the new sub-advisory agreement with PGI under this
Proposal, PGI will replace Invesco Advisors, Inc. (“Invesco”) as sub-adviser to the Fund effective September 12, 2011. PMC recommended the replacement of Invesco by PGI based on the past performance of Invesco as well as the potential for improved marketability of the Tax-
Exempt Bond Fund, given that the Fund is sold primarily to retail clients. PMC noted that it has had greater success in marketing and selling shares of a fund that is primarily sold to retail clients if that fund is managed by an affiliated sub-advisor. Approval of the new sub-advisory agreement with PGI will not result in any increase in the rates of the management fees the Fund pays to PMC as investment advisor or in any decrease in the level or quality of the sub-advisory services provided to the Tax-Exempt Bond Fund. If shareholders of the Tax-Exempt Bond
Fund approve Proposal 1 and also approve the proposed amendment to the Management Agreement with PMC under Proposal 2, the management fees for the Fund will be decreased.

The current sub-advisory agreement with Invesco, dated June 1, 2010, was most recently approved by the Board (including a majority of the
Independent Directors) on September 13, 2010 in connection with the Board’s annual review and continuance of such agreements.

3

The New Agreement

Except with respect to compensation as described below, the terms of the new sub-advisory agreement with PGI are the same in all material respects as those of the current sub-advisory agreement for the Tax-Exempt Bond Fund with Invesco. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the new sub-advisory agreement attached as Appendix A to this Proxy Statement.

Under both the current and the new sub-advisory agreements with PGI, the sub-advisor will, among other things:

(1) provides investment advisory services to the Fund, including providing investment advice and recommendations with respect to the
Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2) arranges for the purchase and sale of the Fund’s portfolio securities;

(3) provides, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4) advises and assists the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and

(5) provides periodic reports regarding the investment services provided to the Fund.

Compensation. Sub-advisory fees are paid by PMC, and are not an additional charge to the Fund. Under the current and proposed new sub-
advisory agreements, PMC pays the sub-advisor a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets managed by the sub-advisor. The respective fee schedules of the current and proposed sub-advisory agreements are set forth below.

Proposed Fee Schedule with PGI
Fee
Net Assets	(Annualized Rate)
All Assets	0.10%

Current Fee Schedule with Invesco
Fee
Net Assets	(Annualized Rate)
First $1.2 billion	0.15%
Assets over $1.2 billion	0.125%

For the fiscal year ended October 31, 2010, PMC paid Invesco under the current sub-advisory agreement a sub-advisory fee of $390,294 with respect to the Fund. If the new sub-advisory agreement with PGI had been in effect for that fiscal year, the sub-advisory fee paid to PGI would have been $260,196 (a decrease of 33%).

The new sub-advisory agreement with PGI will not result in any increase in the rate of the advisory fees paid by the Fund to PMC. If shareholders of the Tax-Exempt Bond Fund approve Proposal 1 and also approve the proposed amendment to the Management Agreement with PMC under Proposal 2, the management fees for the Fund will be decreased.

As a result of the proposed sub-advisor change, the assets of the Fund currently managed by Invesco, which is not affiliated with PMC, will be managed by PGI which is affiliated with PMC. Consequently, this change may be expected to benefit PMC by increasing, with respect to such assets, the amount of the management fees that are retained by PMC and its affiliates rather than paid to an unaffiliated sub-advisor.

4

PGI

PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of PMC, and a member of the Principal
Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life.
PGI’s headquarters is in Des Moines, IA. Its other primary asset management office is in New York. Asset management offices of affiliated advisors are located in London, Sydney, Singapore and other non-U.S. cities.

Management of PGI. Set forth below are the names and principal occupations of the principal executive officers and directors of PGI. The address of each such person 711 High Street, Des Moines IA 50392.

Name	Position with PGI
Randall Craig Mundt	Executive Director
James Patrick McCaughan	Chief Executive Officer
Larry Donald Zimpleman	Board Chairman
Karen Elizabeth Shaff	Director
Patrick Gregory Halter	Executive Director
David Michael Blake	Executive Director
Barbara McKenzie	Executive Director/Chief Operations Officer
Jill Hittner	Executive Director/Chief Financial Officer
Jeffery Hiller	Chief Compliance Officer-Global
Minoo Seraji-Spellerberg	Chief Compliance Officer-North America

Similar Investment Companies Advised by PGI. PGI has advised PFI that it does not act as an investment advisor or sub-advisor to an investment company having investment objectives and policies similar to those of the Fund.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT

At its June 14, 2011 meeting, the Board considered whether to enter into a Sub-advisory agreement with PGI on behalf of the Fund.

The Board also considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-advisor, investment approach of the Sub-advisor, the experience and skills of the Sub-advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that the Sub-advisor provides sub-advisory services for other series of PFI. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisors and that the Manager recommended the Sub-advisor for the Fund based upon that program.

The Board reviewed the historical performance of a fund with an investment strategy similar to the PFI Tax-Exempt Bond Fund that was previously managed by the lead portfolio manager of the proposed investment team of PGI, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of such fund’s historical and projected risk/return profile and considered the investment philosophy of the PGI investment team. The Board concluded, based on this information, that investment performance of the
Fund was expected to be satisfactory.

The Board also considered the proposed sub-advisory fee, noting that the Manager compensates the Sub-advisor from its own management fee so that shareholders pay only the management fee. The Board also compared the proposed sub-advisory fee schedule to that of the existing sub-advisor of the Funds. The Board also considered the fees charged by the Sub-advisor to other sub-advisory clients with the same mandate. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. On the basis of the information provided, the Board concluded that the proposed fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-advisor when evaluating the sub-
advisory fees. The Board noted that PGI will not use soft dollars for the Fund.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the sub-advisory agreements is fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund.

5

PROPOSAL 2

APPROVAL OF AN AMENDED AND RESTATED MANAGEMENT AGREEMENT
WITH PMC FOR THE TAX-EXEMPT BOND FUND

At its meeting on June 14, 2011, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI
(the “Independent Directors”), unanimously approved an Amended and Restated Management Agreement between PMC and Principal
Funds, Inc. on behalf of the Tax-Exempt Bond Fund. If shareholders of the Tax-Exempt Bond Fund approve the Amended and Restated
Management Agreement under this Proposal, and contingent upon the shareholders of the Tax-Exempt Bond Fund approving the appointment of PGI as sub-advisor to the Fund as proposed in Proposal 1, the management fee of the Fund will be decreased as described below. PMC believes that a reduction of management fees will benefit Fund shareholders. The reduction of the Fund’s management fee will not reduce the quality or quantity of the services provided by PMC to the Fund, Further, PMC’s obligations under the Management
Agreement will remain the same in all material respects.

The current Management Agreement with PMC with respect to the Tax-Exempt Bond Fund was approved by the Board (including a majority of the Independent Directors) on September 13, 2010 in connection with the Board’s annual review and continuance of the Management
Agreement.

The New Agreement

Except with respect to compensation as described below, the terms of the proposed Amended & Restated Management Agreement with PMC are the same in all material respects as those of the current Management Agreement for the Tax-Exempt Bond Fund. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the Amended &
Restated Management Agreement attached as Appendix B to this Proxy Statement.

Under both the current Management Agreement and the Amended & Restated Management Agreement with PMC, the Manager will, among other things:

(1) Provides investment research, advice and supervision;
(2) Provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;
(3) Implements such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund’s Articles of Incorporation and Bylaws and the requirements of the Investment
Company Act of 1940 (the “1940 Act”), and the Fund’s Registration Statement, current Prospectus and Statement of Additional
Information, as each of the same shall be from time to time in effect;
(4) Provides all accounting services customarily required by investment companies, in accordance with the requirements of applicable laws, rules and regulations and with the policies and practices of the Fund as communicated to the Manager from time to time, including, but not limited to, the following;
(5) Provides corporate administrative services and office space, office facilities and equipment for the general corporate functions of the
Fund (i.e., functions other than (i) underwriting and distribution of Fund shares; (ii) custody of Fund assets, (iii) transfer and paying agency services; and (iv) corporate and portfolio accounting services); and furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund.

Compensation. The management fees are paid to PMC by the Fund. Under the current and proposed management agreements, the Fund pays PMC a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund’s assets. The respective fee schedules of the current and proposed management agreements are set forth below.

Proposed Fee Schedule
Fee
Net Assets	(Annualized Rate)
First $500 million	0.45%
Next $500 million	0.43%
Next $500 million	0.41%
Over $1.5 billion	0.40%

Current Fee Schedule
Fee
Net Assets	(Annualized Rate)
First $500 million	0.50%
Next $500 million	0.48%
Next $500 million	0.46%
Over $1.5 billion	0.45%

For the fiscal year ended October 31, 2010, the Fund paid PMC a total of $1,301,000 in management fees. If the amended Management
Agreement had been in effect for that fiscal year, the management fees paid to PMC would have been $1,170,883 (a decrease of 10%).

6

PMC

PMC a wholly owned subsidiary of Principal Financial Services, Inc. PMC is an affiliate of Principal Life. The address of PMC is the
Principal Financial Group, Des Moines, IA 50392. PMC was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Management of PMC. Set forth below are the names and principal occupations of the principal executive officers and directors of PMC.
The address of each such person 711 High Street, Des Moines IA 50392.

Name	Position with PMC
Ralph Craig Eucher	Director
Ernest Harold Gillum	Vice President & Chief Compliance Officer.
Michael Dennis Roughton	Senior Vice President and Counsel.
Larry Donald Zimpleman	Director & Chairman
Michael Jon Beer	Director, Executive Vice President & COO
David James Brown	Senior Vice President
Nora Mary Everett	President
Tracy Wayne Bollin	Chief Financial Officer

Payments to Affiliates. For the fiscal year ended October 31, 2010, the Fund paid PMC’s affiliate, the Distributor, Rule 12b-1 distribution fees of $763,000.

Similar Investment Companies Advised by PMC. PMC has advised PFI that it does not act as investment advisor to any investment company having investment objectives and policies similar to those of the Fund.

BOARD EVALUATION OF NEW MANAGEMENT AGREEMENT

At its June 14, 2011 meeting, the Board considered whether to enter into an Amended and Restated Management Agreement with PMC on behalf of the Fund.

The Board noted that in September 2010, in connection with the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Manager under the Management Agreement for the Fund and had concluded, based on the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of the Fund.

The Board considered the proposed management fee reduction, noting the Manager’s representation that the reduction of the Fund’s management fee would not reduce the quality or quantity of the services provided by the Manager to the Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects.

The Board also considered the character and amount of other incidental benefits to be received by the Manager. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the amended Management Agreement are fair and reasonable and that approval of the amended Management Agreement is in the best interests of the Fund and its shareholders.

PROPOSAL 3

APPROVAL OF NEW SUB-ADVISORY AGREEMENT
WITH PGI FOR THE CALIFORNIA MUNICIPAL FUND

At its meeting on June 14, 2011, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI
(the “Independent Directors”), unanimously approved a new sub-advisory agreement between PMC and PGI appointing PGI as a sub-advisor to the California Municipal Fund. If shareholders of the California Municipal Fund approve the new sub-advisory agreement with PGI under this Proposal, PGI will replace Invesco Advisors, Inc. (“Invesco”) as sub-adviser to the Fund effective September 12, 2011. PMC recommended the replacement of Invesco by PGI based on the past performance of Invesco as well as the potential for improved marketability of the California Municipal Fund, given that the Fund is sold primarily to retail clients. PMC noted that it has had greater success in marketing and selling shares of a fund that is primarily sold to retail clients if that fund is managed by an affiliated sub-advisor.
Approval of the new sub-advisory agreement with PGI will not result in any increase in the rates of the management fees the Fund pays to
PMC as investment advisor or in any decrease in the level or quality of the sub-advisory services provided to the California Municipal Fund.
Approval of the new sub-advisory agreement with PGI will not result in any increase in the rates of the management fees the Fund pays to
PMC as investment advisor or in any decrease in the level or quality of the sub-advisory services provided to the California Municipal Fund.
If shareholders of the California Municipal Fund approve Proposal 3 and also approve the proposed amendment to the Management
Agreement with PMC under Proposal 4, the management fees for the Fund will be decreased.

7

The current sub-advisory agreement with Invesco, dated June 1, 2010, was most recently approved by the Board (including a majority of the
Independent Directors) on September 13, 2010 in connection with the Board’s annual review and continuance of such agreements.

The New Agreement

Except with respect to compensation as described below, the terms of the new sub-advisory agreement with PGI are the same in all material respects as those of the current sub-advisory agreement for the California Municipal Fund with Invesco. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the new sub-advisory agreement attached as Appendix A to this Proxy Statement.

Under both the current and the new sub-advisory agreements with PGI, the sub-advisor will, among other things:

(1) provides investment advisory services to the Fund, including providing investment advice and recommendations with respect to the
Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2) arranges for the purchase and sale of the Fund’s portfolio securities;

(3) provides, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4) advises and assists the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and

(5) provides periodic reports regarding the investment services provided to the Fund.

Compensation. Sub-advisory fees are paid by PMC, and are not an additional charge to the Fund. Under the current and proposed sub-
advisory agreements, PMC pays the sub-advisor a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets managed by the sub-advisor. The respective fee schedules of the current and proposed sub-advisory agreements are set forth below.

Proposed Fee Schedule with PGI
Fee
Net Assets	(Annualized Rate)
All Assets	0.10%

Current Fee Schedule with Invesco
Fee
Net Assets	(Annualized Rate)
First $1.2 billion	0.15%
Assets over $1.2 billion	0.125%

For the fiscal year ended October 31, 2010, PMC paid Invesco under the current sub-advisory agreement a sub-advisory fee of $447,862 with respect to the Fund. If the new sub-advisory agreement with PGI had been in effect for that fiscal year, the sub-advisory fee paid to PGI would have been $298,574 (a decrease of 33%).

The new sub-advisory agreement with PGI will not result in any increase in the rate of the advisory fees paid by the Fund. If shareholders of the California Municipal Fund approve Proposal 3 and also approve the proposed amendment to the Management Agreement with PMC under Proposal 4, the management fees for the Fund will be decreased.

As a result of the proposed sub-advisor change, the assets of the Fund currently managed by Invesco, which is not affiliated with PMC, will be managed by PGI which is affiliated with PMC. Consequently, this change may be expected to benefit PMC by increasing, with respect to such assets, the amount of the management fees that are retained by PMC and its affiliates rather than paid to an unaffiliated sub-advisor.

8

PGI

PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of PMC, and a member of the Principal
Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life.
PGI’s headquarters is in Des Moines, IA. Its other primary asset management office is in New York. Asset management offices of affiliated advisors are located in London, Sydney, Singapore and other non-U.S. cities.

Management of PGI. Set forth below are the names and principal occupations of the principal executive officers and directors of PGI. The address of each such person 711 High Street, Des Moines IA 50392.

Name	Position with PGI
Randall Craig Mundt	Executive Director
James Patrick McCaughan	Chief Executive Officer
Larry Donald Zimpleman	Board Chairman
Karen Elizabeth Shaff	Director
Patrick Gregory Halter	Executive Director
David Michael Blake	Executive Director
Barbara McKenzie	Executive Director/Chief Operations Officer
Jill Hittner	Executive Director/Chief Financial Officer
Jeffery Hiller	Chief Compliance Officer-Global
Minoo Seraji-Spellerberg	Chief Compliance Officer-North America

Similar Investment Companies Advised by PGI. PGI has advised PFI that it does not act as an investment advisor or sub-advisor to any investment company having investment objectives and policies similar to those of the Fund.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT

At its June 14, 2011 meeting, the Board considered whether to enter into a sub-advisory agreement with PGI on behalf of the Fund.

The Board also considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-advisor, investment approach of the Sub-advisor, the experience and skills of the Sub-advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that the Sub-advisor provides sub-advisory services for other series of PFI. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisors and that the Manager recommended the Sub-advisor for the Fund based upon that program.

The Board reviewed the historical performance of a fund with an municipal bond strategy somewhat similar to the California Municipal Fund that was previously managed by the lead portfolio manager of the proposed investment team of PGI, as compared to a Morningstar peer group and a relevant benchmark index. The Board also reviewed an analysis of such fund’s historical and projected risk/return profile and considered the investment philosophy of the PGI investment team. The Board concluded, based on this information, that investment performance of the Fund was expected to be satisfactory.

The Board considered the proposed sub-advisory fee, noting that the Manager compensates the Sub-advisor from its own management fee so that shareholders pay only the management fee. The Board also compared the proposed sub-advisory fee schedule to that of the existing sub-
advisor of the Funds. The Board also considered the fees charged by the Sub-advisor to other sub-advisory clients with the same mandate.
The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the
Sub-advisory Agreement. On the basis of the information provided, the Board concluded that the proposed fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-advisor when evaluating the sub-
advisory fees. The Board noted that PGI will not use soft dollars for the Fund.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the sub-advisory agreements is fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund.

9

PROPOSAL 4

APPROVAL OF AN AMENDED AND RESTATED MANAGEMENT AGREEMENT
WITH PMC FOR THE CALIFORNIA MUNICIPAL FUND

At its meeting on June 14, 2011, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI
(the “Independent Directors”), unanimously approved an Amended and Restated Management Agreement between PMC and Principal
Funds, Inc. on behalf of the California Municipal Fund. If shareholders of the California Municipal Fund approve the Amended and Restated
Management Agreement under this Proposal, and contingent upon the shareholders of the California Municipal Fund approving the appointment of PGI as sub-advisor to the Fund proposed in Proposal 3, the management fee of the Fund will be decreased as described below. PMC believes that a reduction of management fees will benefit Fund shareholders. The reduction of the Fund’s management fee will not reduce the quality or quantity of the services provided by PMC to the Fund, Further, PMC’s obligations under the Management
Agreement will remain the same in all material respects.
The current Management Agreement with PMC with respect to the California Municipal Fund was approved by the Board (including a majority of the Independent Directors) on September 13, 2010 in connection with the Board’s annual review and continuance of the
Management Agreement.

The New Agreement

Except with respect to compensation as described below, the terms of the proposed Amended & Restated Management Agreement with PMC are the same in all material respects as those of the current Management Agreement for the California Municipal Fund. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the Amended &
Restated Management Agreement attached as Appendix B to this Proxy Statement.

Under both the current Management Agreement and the Amended & Restated Management Agreement with PMC, the Manager will, among other things:

(1) Provide investment research, advice and supervision;
(2) Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;
(3) Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund’s Articles of Incorporation and Bylaws and the requirements of the Investment
Company Act of 1940 (the “1940 Act”), and the Fund’s Registration Statement, current Prospectus and Statement of Additional
Information, as each of the same shall be from time to time in effect;
(4) Provide all accounting services customarily required by investment companies, in accordance with the requirements of applicable laws, rules and regulations and with the policies and practices of the Fund as communicated to the Manager from time to time, including, but not limited to, the following;
(5) Provide corporate administrative services and office space, office facilities and equipment for the general corporate functions of the
Fund (i.e., functions other than (i) underwriting and distribution of Fund shares; (ii) custody of Fund assets, (iii) transfer and paying agency services; and (iv) corporate and portfolio accounting services); and furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund.

Compensation. The management fees are paid to PMC by the Fund. Under the current and proposed management agreements, the Fund pays PMC a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund’s assets. The respective fee schedules of the current and proposed management agreements are set forth below.

Proposed Fee Schedule
Fee
Net Assets	(Annualized Rate)
First $500 million	0.45%
Next $500 million	0.43%
Next $500 million	0.41%
Over $1.5 billion	0.40%

Current Fee Schedule
Fee
Net Assets	(Annualized Rate)
First $500 million	0.50%
Next $500 million	0.48%
Next $500 million	0.46%
Over $1.5 billion	0.45%

For the fiscal year ended October 31, 2010, the Fund paid PMC a total of $1,493,000 in management fees. If the amended Management
Agreement had been in effect for that fiscal year, the management fees paid to PMC would have been $1,343,585 (a decrease of 10%).

10

PMC

PMC a wholly owned subsidiary of Principal Financial Services, Inc. PMC is an affiliate of Principal Life. The address of PMC is the
Principal Financial Group, Des Moines, IA 50392. PMC was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Management of PMC. Set forth below are the names and principal occupations of the principal executive officers and directors of PMC.
The address of each such person 711 High Street, Des Moines IA 50392.

Name	Position with PMC
Ralph Craig Eucher	Director
Ernest Harold Gillum	Vice President & Chief Compliance Officer.
Michael Dennis Roughton	Senior Vice President and Counsel.
Larry Donald Zimpleman	Director & Chairman
Michael Jon Beer	Director, Executive Vice President & COO
David James Brown	Senior Vice President
Nora Mary Everett	President
Tracy Wayne Bollin	Chief Financial Officer

Payments to Affiliates. For the fiscal year ended October 31, 2010, the Fund paid PMC’s affiliate, the Distributor, Rule 12b-1 distribution fees of $1,037,000.

Similar Investment Companies Advised by PMC. PMC has advised PFI that it does not act as investment advisor to any investment company having investment objectives and policies similar to those of the Fund.

BOARD EVALUATION OF NEW MANAGEMENT AGREEMENT

At its June 14, 2011 meeting, the Board considered whether to enter into an Amended and Restated Management Agreement with PMC on behalf of the Fund.

The Board noted that in September 2010, in connection with the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Manager under the Management Agreement for the Fund and had concluded, based on the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of the Fund.

The Board considered the proposed management fee reduction, noting the Manager’s representation that the reduction of the Fund’s management fee would not reduce the quality or quantity of the services provided by the Manager to the Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects.

The Board also considered the character and amount of other incidental benefits to be received by the Manager. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each of the Management Agreement is fair and reasonable and that approval of the Management Agreement is in the best interests of the Fund.

VOTING INFORMATION

Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the
Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Voting rights. Only shareholders of record at the close of business on July 1, 2011 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of each Fund will vote together on the Proposals applicable to the Fund and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of each Fund for each share of the
Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, with respect to each Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.
Implementation of Proposal 2, if approved by shareholders, is contingent upon their approval of Proposal 1. Implementation of Proposal 4, if approved by shareholders, is contingent upon their approval of Proposal 3.

The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/Prospectus.

11

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-
third of the shares of a Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.
Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal or other matter cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.
Expenses of the Meeting. The expenses of the Meeting will be will be paid by PMC.

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows as of July 1, 2011, the Record Date, the number of shares outstanding for each class of shares of each Fund:

FUND	SHARE CLASS	SHARES OUTSTANDING

California Municipal Fund	A	21,506,399.441
	B	401,177.669
	C	995,555.514

Tax-Exempt Bond Fund	A	31,725,973.397
	B	482,242.755
	C	891,212.330

As of the July 1, 2011 Record Date, the Directors and officers of PFI together owned less than 1% of the outstanding shares of any class of shares of either Fund.

As of the July 1, 2011 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of either Fund:

FUND/SHARE CLASS	NAME/ADDRESS OF SHAREHOLDER	PERCENTAGE OF OWNERSHIP
CALIFORNIA MUNICIPAL (A)	PERSHING LLC	5.33%
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (B)	MLPF&S FOR THE SOLE	9.52%
	BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR EAST 3RD FL
	JACKSONVILLE FL 32246-6484

FUND/SHARE CLASS	NAME/ADDRESS OF SHAREHOLDER	PERCENTAGE OF OWNERSHIP
TAX-EXEMPT BOND (A)	PERSHING LLC	6.07%
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (B)	PERSHING LLC	12.61%
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001

12

FUND/SHARE CLASS	NAME/ADDRESS OF SHAREHOLDER	PERCENTAGE OF OWNERSHIP
TAX-EXEMPT BOND (C)	PERSHING LLC	9.75%
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001

	HOUSE ACCT FIRM 92500015	6.01%
	OMNIBUS FOR MUTUAL FUNDS ATTN:
	COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1102

	LPL FINANCIAL SERVICES	5.96%
	A/C 1089-6851
	9785 TOWN CENTRE DRIVE
	SAN DIEGO CA 92121-1968

	MLPF&S FOR THE SOLE	5.93%
	BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

OTHER MATTERS

We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares presented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

__________, 2011 Des Moines, Iowa

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, and date and return the proxy ballot in the enclosed envelope.

13

APPENDIX A

FORM OF SUB-ADVISORY AGREEMENT

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
PRINCIPAL GLOBAL INVESTORS SUB-ADVISED SERIES

AGREEMENT effective as of ________________, 2011, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and PRINCIPAL GLOBAL INVESTORS, LLC (hereinafter called "the Sub-Advisor").

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each Series of the Fund identified in Appendix A hereto (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth.
The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(a) Provide investment advisory services, including but not limited to research, advice and supervision for each Series.

(b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.

(c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of
Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

14

(e)	Maintain, in connection with the Sub-Advisor’s investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information.

(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

(g)	Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

(i)	Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the
Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the
Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-
Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the
Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the
Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)	Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the “Investment Advisers Act”), and the
rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by
Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule
31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(k)	Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current
Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s
Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-
Advisor’s Code of Ethics.

(l)	From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-
Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

15

(m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of
1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the
“Securities Act”), and any state securities laws, and any rule or regulation thereunder.

(n) Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(o) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

6.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the
Board of Directors of the Fund.

7.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

8.	Duration and Termination of This Agreement

This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the
Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the
Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice.

16

This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

9.	Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor,
Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

10.	General Provisions

(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa.
The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager and the Sub-Advisor for this purpose shall be Principal Financial Group, Des Moines,
Iowa 50392-0200.

(c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

(d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e) This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By ________________________________________________________
Michael J. Beer, Executive Vice President and Chief Operating Officer

PRINCIPAL GLOBAL INVESTORS, LLC

By _________________________________________________
Minoo Spellerberg, Chief Compliance Officer – North America

By _______________________________________________________
James C. Fifield, Assistant General Counsel

17

APPENDIX A

PGI shall serve as investment sub-advisor for each Fund identified below. The Manager will pay PGI, as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Fund’s net assets as of the first day of each month allocated to PGI’s management.

In calculating the fee for a fund included in Table A, assets of all other funds included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies, and excluding assets of all such separate accounts or investment companies for which advisory services are provided directly or indirectly by employees of Post Advisory Group, LLC), as well as the assets of the Balanced Account of Principal
Variable Contracts Fund, will be combined with the assets of the fund to arrive at net assets.

In calculating the fee for a fund included in Table B and Table D, assets of any unregistered separate account of Principal Life Insurance
Company and any investment company sponsored by Principal Life Insurance Company to which PGI provides investment advisory services and which have the same investment mandate (e.g. MidCap Value) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Table A

Net Asset Value of Fund
Fund		First $5B		Next $1B	Next $4B	Over $10B
Bond & Mortgage Securities Fund		0.1126%		0.0979%	0.0930%	0.0881%

TABLE B

Net Asset Value of Fund
	First	Next	Next	Next	Next	Next	Over
Fund	$50M	$50M	$100M	$200M	$350M	$750M	$1.5B
Disciplined LargeCap Blend Fund and
LargeCap Value Fund	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Diversified International Fund, and	0.3427%	0.2741%	0.1958%	0.1566%	0.1175%	0.0979%	0.0783%
International Growth Fund
MidCap Blend Fund, and MidCap
Value Fund III	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend Fund, SmallCap
Growth Fund, and SmallCap Value	0.4699%	0.3524%	0.2643%	0.2448%	0.2154%	0.1762%	0.1175%
Fund

18

Table C

Sub-Advisor Percentage Fee as a
Fund	Percentage of Net Assets
International Emerging Markets Fund	0.4895%
LargeCap S&P 500 Index Fund	0.0147%
Principal LifeTime 2010 Fund	0.0300%
Principal LifeTime 2015 Fund	0.0300%
Principal LifeTime 2020 Fund	0.0300%
Principal LifeTime 2025 Fund	0.0300%
Principal LifeTime 2030 Fund	0.0300%
Principal LifeTime 2035 Fund	0.0300%
Principal LifeTime 2040 Fund	0.0300%
Principal LifeTime 2045 Fund	0.0300%
Principal LifeTime 2050 Fund	0.0300%
Principal LifeTime 2055 Fund	0.0300%
Principal LifeTime Strategic Income Fund	0.0300%
MidCap S&P 400 Index Fund	0.0147%
SmallCap S&P 600 Index Fund	0.0147%
Money Market Fund	0.0734%
Tax-Exempt Bond Fund	0.1000%
California Municipal Bond Fund	0.1000%

Table D

Global Diversified Income Fund
		Net Asset Value of Underlying Portfolio

	First	Next	Over
Underlying Portfolio	$500 Million	$500 Million	$ 1 Billion
Global Value Equity	0.34%	0.27%	0.20%

		Sub-Advisor Percentage Fee
		as a Percentage of Net Assets
Emerging Market Debt		0.50%

Table E

Fund	Sub-Advisor Percentage Fee as a Percentage of Net Assets

	First	Assets over
	$500 Million	$500 Million
International Equity Index Fund	0.05%	0.03%

19

APPENDIX B

FORM OF MANAGEMENT AGREEMENT

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED
MANAGEMENT AGREEMENT

AGREEMENT to be effective _________, 2011 by and between PRINCIPAL FUNDS, INC., a Maryland corporation (hereinafter called the “Fund”) and PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called the “Manager”).

W I T N E S S E T H:
WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:
	(a)	Articles of Incorporation of the Fund;
	(b)	Bylaws of the Fund as adopted by the Board of Directors; and
	(c)	Resolutions of the Board of Directors of the Fund selecting the Manager as investment adviser and approving the form of
Agreement.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of the Fund, and the Manager agrees to act, perform or assume the responsibility therefore in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

1.	INVESTMENT ADVISORY SERVICES
The Manager will regularly perform the following services for the Fund:
	(a)	Provide investment research, advice and supervision;

	(b)	Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical investment work;

	(c)	Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time conditions require, a recommended investment program for the portfolio of each Series of the Fund consistent with each Series'
investment objective and policies;

	(d)	Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale securities, subject always to the provisions of the Fund’s Articles of Incorporation and Bylaws and the requirements of
Investment Company Act of 1940 (the “1940 Act”), and the Fund’s Registration Statement, current Prospectus and Statement
Additional Information, as each of the same shall be from time to time in effect;

	(e)	Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund;
and

	(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Fund are being observed.

2.	ACCOUNTING SERVICES
The Manager will provide all accounting services customarily required by investment companies, in accordance with the requirements of applicable laws, rules and regulations and with the policies and practices of the Fund as communicated to the Manager from time to time, including, but not limited to, the following:

	(a)	Maintain fund general ledger and journal;

	(b)	Prepare and record disbursements for direct Fund expenses;

	(c)	Prepare daily money transfer;

	(d)	Reconcile all Fund bank and custodian accounts;

	(e)	Assist Fund independent auditors as appropriate;

	(f)	Prepare daily projection of available cash balances;

	(g)	Record trading activity for purposes of determining net asset values and daily dividend;

	(h)	Prepare daily portfolio valuation report to value portfolio securities and determine daily accrued income;

20

	(i)	Determine the net asset value per share daily or at such other intervals as the Fund may reasonably request or as may be required by law;

	(j)	Prepare monthly, quarterly, semi-annual and annual financial statements;

	(k)	Provide financial information for reports to the Securities and Exchange Commission in compliance with the provisions of the
Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory or governmental agencies as required;

	(l)	Provide financial, yield, net asset value, and similar information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by the Fund;

	(m)	Investigate, assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund's operations; and

	(n)	Obtain and keep in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of the Investment Company Act of 1940 and the rules thereunder, as such bonds and policies are approved by the Fund's Board of Directors.

3.	CORPORATE ADMINISTRATIVE SERVICES
The Manager will provide the following corporate administrative services for the Fund:

	(a)	furnish the services of such of the Manager's officers and employees as may be elected officers or directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law;

	(b)	furnish office space, and all necessary office facilities and equipment, for the general corporate functions of the Fund (i.e., functions other than (i) underwriting and distribution of Fund shares; (ii) custody of Fund assets, (iii) transfer and paying agency services; and (iv) corporate and portfolio accounting services); and

	(c)	furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund.

4.	RESERVED RIGHT TO DELEGATE DUTIES AND SERVICES TO OTHERS
The Manager in assuming responsibility for the various services as set forth in this Agreement reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to
Principal Life Insurance Company, or one or more affiliates thereof; provided, however, that entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors.

5.	EXPENSES BORNE BY THE MANAGER
The Manager will pay:

	(a)	the organizational expenses of the Fund and its portfolios and share classes, including the Fund's registration under the Investment
Company Act of 1940, and the initial registration of its Capital Stock for sale under the Securities Act of 1933 with the Securities and Exchange Commission;

	(b)	compensation of personnel, officers and directors who are also affiliated with the Manager; and

	(c)	expenses and compensation associated with furnishing office space, and all necessary office facilities and equipment, and personnel necessary to perform the general corporate functions of the Fund.

6.	COMPENSATION OF THE MANAGER BY FUND
For all services to be rendered and payments made as provided in Sections 1, 2 and 4 hereof, the Fund will accrue daily and pay the
Manager monthly, or at such other intervals as the Fund and Manager may agree, a fee based on the average of the values placed on the net assets of each Series of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with Schedule 1 attached hereto.

Net asset value shall be determined pursuant to applicable provisions of the Articles of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this Section 5 the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets for each day the suspension continues.

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

7.	EXPENSES BORNE BY FUND
The Fund will pay, without reimbursement by the Manager, all expenses attributable to the operation of the Fund or the services described in this Agreement and not specifically identified in this Agreement as being paid by the Manager.

21

8.	AVOIDANCE OF INCONSISTENT POSITION
In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Manager nor any of the Manager’s directors, officers or employees will act as a principal or agent or receive any commission.

9.	LIMITATION OF LIABILITY OF THE MANAGER
The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.	COPIES OF CORPORATE DOCUMENTS
The Fund will furnish the Manager promptly with properly certified or authenticated copies of amendments or supplements to its
Articles of Incorporation or Bylaws. Also, the Fund will furnish the Manager financial and other corporate information as needed, and otherwise cooperate fully with the Manager in its efforts to carry out its duties and responsibilities under this Agreement.

11.	DURATION AND TERMINATION OF THIS AGREEMENT
This Agreement shall remain in force and in effect from year to year following its execution provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the
Series and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Life
Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Series, or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the Investment Company Act of
1940 (particularly the definitions of “interested person,” “assignment” and “voting security”) shall be applied.

12.	AMENDMENT OF THIS AGREEMENT
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Series to which such amendment relates and by vote of a majority of the directors who are not interested persons of the Manager, Principal Life Insurance Company or the
Fund cast in person at a meeting called for the purpose of voting on such approval.

13.	ADDRESS FOR PURPOSE OF NOTICE
Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392-0200.

14.	MISCELLANEOUS
The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

PRINCIPAL FUNDS, INC.

By _____________________________________________
Michael J. Beer, Executive Vice President

By _____________________________________________
Beth C. Wilson, Vice President & Secretary

PRINCIPAL MANAGEMENT CORPORATION

By _____________________________________________
Nora Everett, President and Chief Executive Officer

22

SCHEDULE 1

			Management Fee as a Percentage
			of Average Daily Net Assets
Series	First	Next
	$500	$500	Next $1	Next $1	Next $1	Next $1	Over $5
	million	million	billion	billion	billion	billion	billion
SAM Balanced Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
SAM Conservative Balanced Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
SAM Conservative Growth Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
SAM Flexible Income Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
SAM Strategic Growth Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
*Breakpoints based on aggregate SAM Portfolio net assets

		Management Fee as a Percentage
Series		of Average Daily Net Assets
	First $500	Next $500	Next $500	Over $1.5
	million	million	million	billion
Diversified Real Asset Fund	0.85%	0.83%	0.81%	0.80%
Global Multi-Strategy Fund	1.60%	1.58%	1.56%	1.55%
Global Real Estate Securities Fund	0.90%	0.88%	0.86%	0.85%
High Yield Fund I	0.65%	0.63%	0.61%	0.60%
Inflation Protection Fund	0.40%	0.38%	0.36%	0.35%
International Emerging Markets Fund	1.20%	1.18%	1.16%	1.15%
International Fund I	1.10%	1.08%	1.06%	1.05%
International Growth Fund	1.00%	0.98%	0.96%	0.95%
International Value Fund I	1.10%	1.08%	1.06%	1.05%
LargeCap Blend Fund II	0.75%	0.73%	0.71%	0.70%
LargeCap Value Fund	0.45%	0.43%	0.41%	0.40%
MidCap Blend Fund	0.65%	0.63%	0.61%	0.60%
MidCap Growth Fund	0.65%	0.63%	0.61%	0.60%
MidCap Growth Fund III	1.00%	0.96%	0.94%	0.92%
MidCap Value Fund I	1.00%	0.98%	0.96%	0.95%
MidCap Value Fund III	0.65%	0.63%	0.61%	0.60%
Real Estate Securities Fund	0.85%	0.83%	0.81%	0.80%
Small-MidCap Dividend Income Fund	0.80%	0.78%	0.76%	0.75%
SmallCap Blend Fund	0.75%	0.73%	0.71%	0.70%
SmallCap Growth Fund	0.75%	0.73%	0.71%	0.70%
SmallCap Growth Fund I	1.10%	1.08%	1.06%	1.05%
SmallCap Growth Fund II	1.00%	0.98%	0.96%	0.95%
SmallCap Value Fund	0.75%	0.73%	0.71%	0.70%
SmallCap Value Fund II	1.00%	0.98%	0.96%	0.95%
Tax-Exempt Bond Fund	0.45%	0.43%	0.41%	0.40%

		Management Fee as a Percentage
Series		of Average Daily Net Assets
	First $500	Next $500	Next $500	Next $500	Next $1	Over $3
	million	million	million	million	billion	billion
Bond & Mortgage Securities Fund	0.55%	0.53%	0.51%	0.50%	0.48%	0.45%
Disciplined LargeCap Blend Fund	0.60%	0.58%	0.56%	0.55%	0.54%	0.53%
Diversified International Fund	0.90%	0.88%	0.86%	0.85%	0.83%	0.80%
Global Diversified Income Fund	0.80%	0.78%	0.76%	0.75%	0.73%	0.70%
LargeCap Value Fund I	0.80%	0.78%	0.76%	0.75%	0.74%	0.73%
LargeCap Value Fund III	0.80%	0.78%	0.76%	0.75%	0.73%	0.70%
LargeCap Growth Fund I	0.66%	0.64%	0.62%	0.61%	0.60%	0.59%
LargeCap Growth Fund II	0.95%	0.93%	0.91%	0.90%	0.89%	0.88%
Money Market Fund	0.40%	0.39%	0.38%	0.37%	0.36%	0.35%
Preferred Securities Fund	0.75%	0.73%	0.71%	0.70%	0.69%	0.68%

23

Management Fee as a Percentage
Series		of Average Daily Net Assets
	First $500	Next $500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Fund	0.68%	0.65%	0.62%	0.58%	0.55%

		Management Fee as a Percentage
		of Average Daily Net Assets
Series				Next	Next	Over
	First $500	Next $500	Next $500	$500	$500	$2.5
	million	million	million	million	million	billion
Core Plus Bond Fund I	0.60%	0.58%	0.56%	0.55%	0.53%	0.50%

Management Fee as a Percentage
Series	of Average Daily Net Assets
	First $250	Next $250	Over $500
	million	million	million
Equity Income Fund	0.60%	0.55%	0.50%

Management Fee as a Percentage
Series	of Average Daily Net Assets
	First $500	Next $500	Over $1
	million	million	billion
Principal Capital Appreciation Fund	0.625%	0.50%	0.375%

	Management Fee as a Percentage
Series	of Average Daily Net Assets
	First $2 billion	Over $2 billion
Government & High Quality Bond Fund	0.50%	0.45%
Income Fund	0.50%	0.45%

	Management Fee as a Percentage
Series	of Average Daily Net Assets
	First $250 million	Over $250 million
High Yield Fund	0.625%	0.50%

	Management Fee as a Percentage
Series	of Average Daily Net Assets
	First $1 billion	Over $1 billion
California Municipal Fund	0.45%	0.40%

Management Fee as a Percentage
Series	of Average Daily Net Assets
	First $200	Next $300	Over $500
	million	million	million
Short-Term Income	0.50%	0.45%	0.40%

24

Series	Management Fee as a Percentage of
Average Daily Net Assets
Bond Market Index Fund	0.25%
International Equity Index Fund	0.25%
LargeCap S&P 500 Index Fund	0.15%
MidCap S&P 400 Index Fund	0.15%
Principal LifeTime 2010 Fund	0.03%
Principal LifeTime 2015 Fund	0.03%
Principal LifeTime 2020 Fund	0.03%
Principal LifeTime 2025 Fund	0.03%
Principal LifeTime 2030 Fund	0.03%
Principal LifeTime 2035 Fund	0.03%
Principal LifeTime 2040 Fund	0.03%
Principal LifeTime 2045 Fund	0.03%
Principal LifeTime 2050 Fund	0.03%
Principal LifeTime 2055 Fund	0.03%
Principal LifeTime Strategic Income Fund	0.03%
SmallCap S&P 600 Index Fund	0.15%

25

PO Box 55479
Boston MA 02205

Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.eproxy.com/principal. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date form below.
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.

Proxy Tabulator
PO Box 55479
Boston MA 02205-9823

Insert Bar Code here

PRINCIPAL FUNDS, INC. – CALIFORNIA MUNICIPAL FUND
PRINCIPAL FUNDS, INC. – TAX-EXEMPT BOND FUND
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 6, 2011

.

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on **September 6, 2011 at 10:30 a.m., Central Time**, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on the reverse side of this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated _________, 2011. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed on the reverse. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

____

Signature Date

Principal 090611